[LOGO] Merrill Lynch Investment Managers

Annual Report

March 31, 2001

CMA Government
Securities Fund

www.mlim.ml.com

DEAR SHAREHOLDER:

For the year ended March 31, 2001, CMA Government Securities Fund paid shareholders a net annualized dividend of 5.67%.* As of March 31, 2001, the Fund's 7-day yield was 4.46%.

The average portfolio maturity for CMA Government Securities Fund at March 31, 2001 was 29 days, compared to 25 days at September 30, 2000.

The Environment

Since our last report to shareholders, the economy has not only slowed substantially from the torrid pace during the recent economic expansion but has fostered talk of recession. After two interest rate cuts in January and an additional one in March by the Federal Reserve Board, the overnight Federal Funds rate was lowered to 5%. Weakness in the manufacturing sector along with worsening consumer confidence prompted the aggressive move by the Federal Reserve Board. Adding to the malaise of the US consumer has been the recent dreadful performance of the equity markets. Weaker earnings reports by several technology bellwethers drove the technology-heavy NASDAQ significantly lower, to levels not experienced since 1998. The optimism that fueled unrealistic expectations in the equity markets has disappeared, leaving many wounded investors hoping for a reversal. The stock and bond markets are currently driven by the expectation of an easier monetary policy as the economy and the equity markets have seemingly not responded to the first 200 basis points (2.00%) of easing.

Despite tight labor markets, as seen in the unemployment rate hovering around 4%, slumping corporate profits have resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment has slowed to a trickle as the demand, which previously drove economic growth, has disappeared in the face of economic weakness. Forecasts at this time put gross domestic product growth in the first half of 2001 close to zero. While there have been some signs of life in the interest rate-sensitive sectors of the economy (namely housing), we believe that the Federal Reserve Board may have fallen a step behind in its attempt to negotiate an economic "soft landing," which could precipitate substantial further interest rate cuts.

Investment Strategy

During the six-month period ended March 31, 2001, we pursued a strategy of increasing our position in overnight repurchase agreements compared to US Treasury bills. Diminishing supply in the US Treasury market and the extremely inverted yield curve in the front end of the market made investing in these securities unattractive compared to overnight repurchase agreements.

Our average life remained in the 10-day-20-day range for the bulk of the period as this strategy was implemented. Looking ahead, we expect to maintain our overweight position in the repurchase market until the yield curve returns to a positive slope.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ John Ng

John Ng
Portfolio Manager

April 30, 2001

--------------------------------------------------------------------------------
We are pleased to announce that John Ng is responsible for the day-to-day portfolio management of CMA Government Securities Fund. Mr. Ng has been employed by Merrill Lynch Investment Managers, L.P. as Director since 1997 and Vice President from 1984 to 1997.
--------------------------------------------------------------------------------

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee and Joseph T. Monagle Jr., Senior Vice President of CMA Government Securities Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. Zeikel and Monagle well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                      (IN THOUSANDS)

                                Face         Interest      Maturity
Issue                          Amount          Rate          Date        Value
-------------------------------------------------------------------------------
                        US Government Obligations*--27.3%
-------------------------------------------------------------------------------
US Treasury                    $63,198         5.215%      4/12/2001   $ 63,091
Bills                           44,500         4.815       4/19/2001     44,381
                                50,000         4.915       4/19/2001     49,863
                                45,000         4.915       5/03/2001     44,807
                                 7,550         4.945       5/03/2001      7,518
                                25,773         4.955       5/03/2001     25,663
                                50,000         5.46        6/28/2001     49,494
                                90,000         5.51        6/28/2001     89,088
                                38,500         4.185       8/16/2001     37,904
                                16,408         4.21        9/13/2001     16,105
                                43,500         4.22        9/13/2001     42,697
                                10,250         4.173       9/20/2001     10,054
                                40,000         4.21        9/20/2001     39,234
                                26,000         4.15        9/27/2001     25,470
-------------------------------------------------------------------------------
US Treasury Notes                1,000         5.125      12/31/2002      1,014
                                 6,000         4.25        3/31/2003      5,997
-------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$551,666) ..................................................     552,380
-------------------------------------------------------------------------------
 Face
Amount                            Issue
-------------------------------------------------------------------------------
                         Repurchase Agreements**--72.8%
-------------------------------------------------------------------------------
$ 99,000          Barclays Capital Inc., purchased on
                  3/30/2001 to yield 5.27% to 4/02/2001 ...........      99,000
-------------------------------------------------------------------------------
  95,000          Chase Securities Inc., purchased on
                  3/29/2001 to yield 5.07% to 4/05/2001 ...........      95,000
-------------------------------------------------------------------------------
  99,000          Credit Suisse First Boston Corp.,
                  purchased on 3/28/2001 to yield
                  5.03% to 4/04/2001 ..............................      99,000
-------------------------------------------------------------------------------
  99,000          Fuji Securities, Inc., purchased on
                  3/30/2001 to yield 5.30% to 4/02/2001 ...........      99,000
-------------------------------------------------------------------------------
 100,000          Goldman Sachs & Company,
                  purchased on 3/27/2001 to yield
                  4.97% to 4/03/2001 ..............................     100,000
-------------------------------------------------------------------------------
  96,789          Greenwich Capital Markets, Inc.,
                  purchased on 3/30/2001 to yield
                  5.25% to 4/02/2001 ..............................      96,789
-------------------------------------------------------------------------------
  99,000          HSBC Securities (USA) Inc.,
                  purchased on 3/30/2001 to yield
                  5.30% to 4/02/2001 ..............................      99,000
-------------------------------------------------------------------------------
 100,000          Lehman Brothers Inc.,
                  purchased on 3/27/2001 to yield
                  4.92% to 4/03/2001 ..............................     100,000
-------------------------------------------------------------------------------
  95,000          Merrill Lynch Government Securities,
                  purchased on 3/29/2001 to yield
                  5% to 4/05/2001 .................................      95,000
-------------------------------------------------------------------------------
 100,000          Morgan Stanley & Co., Inc.,
                  purchased on 3/27/2001 to yield
                  4.88% to 4/03/2001 ..............................     100,000
-------------------------------------------------------------------------------
  99,000          Nomura Securities International Inc.,
                  purchased on 3/28/2001 to yield
                  5.05% to 4/04/2001 ..............................      99,000
-------------------------------------------------------------------------------
  95,000          S.G. Cowen Securities, Corp.,
                  purchased on 3/29/2001 to yield
                  5.02% to 4/05/2001 ..............................      95,000
-------------------------------------------------------------------------------
 100,000          Salomon Smith Barney Inc.,
                  purchased on 3/26/2001 to yield
                  4.90% to 4/02/2001 ..............................     100,000
-------------------------------------------------------------------------------
  95,000          State Street Bank & Trust,
                  purchased on 3/30/2001 to yield
                  5.20% to 4/02/2001 ..............................      95,000
-------------------------------------------------------------------------------
 100,000          UBS Warburg Corp. LLC,
                  purchased on 3/26/2001 to yield
                  4.90% to 4/02/2001 ..............................     100,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,471,789) ................................................   1,471,789
-------------------------------------------------------------------------------
Total Investments
(Cost--$2,023,455)--100.1% ........................................   2,024,169

Liabilities in Excess of Other Assets--(0.1%) .....................      (1,265)
                                                                     ----------

Net Assets--100.0%                                                   $2,022,904
                                                                     ==========
===============================================================================

 * US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001

Assets:
Investments, at value (identified cost--$2,023,455,121+) ...........................                         $2,024,169,333
Cash ...............................................................................                                 25,797
Receivables:
  Securities sold ..................................................................    $   6,064,259
  Interest .........................................................................          338,969             6,403,228
                                                                                        -------------
Prepaid registration fees and other assets .........................................                                193,213
                                                                                                             --------------
Total assets .......................................................................                          2,030,791,571
                                                                                                             --------------
Liabilities:
Payables:
  Securities purchased .............................................................        5,998,105
  Distributor ......................................................................          858,738
  Investment adviser ...............................................................          656,832
  Beneficial interest redeemed .....................................................            4,665             7,518,340
                                                                                        -------------
Accrued expenses and other liabilities .............................................                                369,001
                                                                                                             --------------
Total liabilities ..................................................................                              7,887,341
                                                                                                             --------------
Net Assets .........................................................................                         $2,022,904,230
                                                                                                             ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ..................................................................                         $  202,219,002
Paid-in capital in excess of par ...................................................                          1,819,971,016
Unrealized appreciation on investments--net ........................................                                714,212
                                                                                                             --------------
Net Assets--Equivalent to $1.00 per share based on 2,022,190,019 shares of
beneficial interest outstanding ....................................................                         $2,022,904,230
                                                                                                             ==============

+ Cost for Federal income tax purposes was $2,023,455,836. As of March 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $713,497, of which $714,212 is related to appreciated securities and $715 is related to depreciated securities.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
Interest and amortization of premium and discount earned ...........................                         $  149,082,485
Expenses:
Investment advisory fees ...........................................................    $  10,012,516
Distribution fees ..................................................................        3,015,978
Transfer agent fees ................................................................          314,154
Accounting services ................................................................          259,082
Custodian fees .....................................................................          141,093
Registration fees ..................................................................          107,650
Professional fees ..................................................................           61,671
Trustees' fees and expenses ........................................................           31,658
Printing and shareholder reports ...................................................           15,530
Pricing fees .......................................................................            4,761
Other ..............................................................................           35,574
                                                                                        -------------
Total expenses .....................................................................                             13,999,667
                                                                                                             --------------
Investment income--net .............................................................                            135,082,818
Realized Gain on Investments--Net ..................................................                                 96,411
Change in Unrealized Appreciation/Depreciation on Investments--Net .................                              2,352,323
                                                                                                             --------------
Net Increase in Net Assets Resulting from Operations ...............................                         $  137,531,552
                                                                                                             ==============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    For the Year Ended March 31,
                                                                              ---------------------------------------
Increase (Decrease) in Net Assets:                                                  2001                   2000
---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................      $    135,082,818       $    160,057,437
Realized gain on investments--net ......................................                96,411                 29,846
Change in unrealized appreciation/depreciation on investments--net .....             2,352,323             (2,219,480)
                                                                              ----------------       ----------------
Net increase in net assets resulting from operations ...................           137,531,552            157,867,803
                                                                              ----------------       ----------------
Dividends & Distributions to Shareholders:
Investment income--net .................................................          (135,082,818)          (160,057,437)
Realized gain on investments--net ......................................               (96,411)               (29,846)
                                                                              ----------------       ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders ........................................................          (135,179,229)          (160,087,283)
                                                                              ----------------       ----------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................         7,404,063,239         12,558,699,912
Value of shares issued to shareholders in reinvestment of
dividends and distributions ............................................           134,959,441            159,840,251
                                                                              ----------------       ----------------
                                                                                 7,539,022,680         12,718,540,163
Cost of shares redeemed ................................................        (8,807,043,484)       (13,120,934,019)
                                                                              ----------------       ----------------
Net decrease in net assets derived from beneficial interest transactions        (1,268,020,804)          (402,393,856)
                                                                              ----------------       ----------------
Net Assets:
Total decrease in net assets ...........................................        (1,265,668,481)          (404,613,336)
Beginning of year ......................................................         3,288,572,711          3,693,186,047
                                                                              ----------------       ----------------
End of year ............................................................      $  2,022,904,230       $  3,288,572,711
                                                                              ================       ================

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
                                              -------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:            2001              2000             1999              1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ....       $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                              -------------     -------------     -------------     -------------     -------------
Investment income--net ................               .0511             .0462             .0468             .0501             .0477
Realized and unrealized gain (loss) on
investments--net ......................               .0009            (.0006)            .0002             .0007            (.0004)
                                              -------------     -------------     -------------     -------------     -------------
Total from investment operations ......               .0520             .0456             .0470             .0508             .0473
                                              -------------     -------------     -------------     -------------     -------------
Less dividends and distributions:
   Investment income--net .............              (.0511)           (.0462)           (.0468)           (.0501)           (.0477)
   Realized gain on investments--net ..                  --+               --+           (.0001)           (.0001)               --+
                                              -------------     -------------     -------------     -------------     -------------
Total dividends and distributions .....              (.0511)           (.0462)           (.0469)           (.0502)           (.0477)
                                              -------------     -------------     -------------     -------------     -------------
Net asset value, end of year ..........       $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                              =============     =============     =============     =============     =============
Total Investment Return ...............               5.67%             4.71%             4.81%             5.15%             4.96%
                                              =============     =============     =============     =============     =============
Ratios to Average Net Assets:
Expenses ..............................                .58%              .56%              .57%              .57%              .56%
                                              =============     =============     =============     =============     =============
Investment income and realized gain on
investments--net ......................               5.56%             4.60%             4.68%             5.02%             4.81%
                                              =============     =============     =============     =============     =============
Supplemental Data:
Net assets, end of year (in thousands)        $   2,022,904     $   3,288,573     $   3,693,186     $   3,540,040     $   3,423,468
                                              =============     =============     =============     =============     =============

+     Amount is less than $.0001 per share.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million; .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375%

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $175,613 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 4, 2001

CMA GOVERNMENT SECURITIES FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

Of the ordinary income dividends paid by CMA Government Securities Fund during the fiscal year ended March 31, 2001, 25.54% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ
08543-9011

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